FIRST MONTAUK FINANCIAL CORP.
                            Parkway 109 Office Center
               328 Newman Springs Road, Red Bank, New Jersey 07701

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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                          First Montauk Financial Corp.
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                (Name of the Corporation as Specified in Charter)
                         William J. Kurinsky, Secretary
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                   (Name of Person(s) Filing Proxy Statement)
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                  Rules 14a-6(i)(1) and 0-11

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                          FIRST MONTAUK FINANCIAL CORP.
                            Parkway 109 Office Center
               328 Newman Springs Road, Red Bank, New Jersey 07701

                                   SUPPLEMENT
                                       TO
                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Stockholders
                           To Be Held on June 22, 2001



To the Stockholders of FIRST MONTAUK FINANCIAL CORP.

     The Proxy Statement dated May 22, 2001, with respect to the Annual Meeting of Stockholders of First Montauk Financial Corp. is hereby amended to disclose the following information.


Independent Public Accountants

     The Board of Directors of the Corporation has selected Schneider & Associates, LLP, Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending December 31, 2001. Shareholders are not being asked to approve such selection because such approval is not required under the Corporation's Bylaws or the Business Corporation Act of the State of New Jersey. The audit services provided by Schneider & Associates, LLP, consists of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Schneider & Associates, LLP, are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

     The aggregate fees billed by Schneider & Associates for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $117,000.

Financial Information Systems Design and Implementation Fees

     The Company did not incur any fees billed by Schneider & Associates for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees

     Fees billed to us by Schneider & Associates during the fiscal year ended December 31, 2000 for all other non-audit services rendered, including tax related services, totaled $29,535. In the course of its meetings, the Audit Committee has considered whether Schneider & Associates's provision of these other services is compatible with maintaining Schneider & Associates' independence.

Voting Securities and Security Ownership of Certain Beneficial Owners and Management

     The Note to the table disclosing the ownership of securities of certain beneficial owners and management is revised to disclose the following information: All Class A Warrants are exercisable at $3.00 per share for a period of five (5) years from February 17, 1998.

                                        By Order of the Board of Directors,



Dated: May 22, 2001                     William J. Kurinsky, Secretary